UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

State Street Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 15, 2008, State Street Corporation issued a news release announcing its results of operations and related financial information for the fourth quarter of 2007. A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

In addition, a copy of a slide presentation pertaining to State Street-sponsored asset-backed commercial paper conduits and made available in connection with the investor conference call referenced in the January 15, 2008 news release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation’s news release dated January 15, 2008, announcing fourth quarter 2007 results of operations and related financial information, is furnished herewith as Exhibit 99.1, and its slide presentation pertaining to State Street-sponsored asset-backed commercial paper conduits and made available in connection with the investor conference call referenced in the January 15, 2008 news release is furnished herewith as Exhibit 99.2.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ James J. Malerba
		Name:	James J. Malerba
		Title:	Senior Vice President and Corporate Controller

Date:	January 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated January 15, 2008, announcing fourth quarter 2007 results of operations and related financial information.

99.2	Slide presentation pertaining to State Street-sponsored asset-backed commercial paper conduits as of December 31, 2007.